Inventory	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Inventory
13. Inventory
Inventories consist of raw materials, work in process, and finished goods. Materials and components purchased for use in research and development activities are expensed at the time of purchase and excluded from inventory. Inventory is recorded at the lower of cost and net realizable value, less impairment, if any. Impairment is assessed quarterly, based on management’s estimates of future consumption of inventories by category.

	December 31,
	2021			2020
($000s)	Cost	Reserves	Net	Cost	Reserves	Net
Raw materials	$562	$—	$562	$460	$(114)	$346
Work in progress	107	—	107	25	—	25
Finished goods	570	(5)	565	588	(100)	488

Total Inventory	$1,239	$(5)	$1,234	$1,073	$(214)	$859

In 2021, 2020, and 2019, materials with values of $138, $32, and $1,079, respectively, were consumed in new product development and charged to development expense.